EXHIBIT 99.1

WESTERN GAS EQUITY PARTNERS, LP
ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENT
ON FORM S-4 AND WESTERN GAS PARTNERS, LP ANNOUNCES DATE OF SPECIAL MEETING

HOUSTON—(PR NEWSWIRE)—January 28, 2019—Western Gas Equity Partners, LP (NYSE:WGP) and Western Gas Partners, LP (NYSE:WES) today announced that WGP’s Registration Statement on Form S-4 relating to the previously announced merger transaction between WGP and WES has become effective as of January 28, 2019, and that WES has filed a definitive proxy statement/prospectus with the SEC for the special meeting of its unitholders to vote on the merger.
The special meeting of WES unitholders will be held on February 27, 2019, at 8:00 a.m. CST, at 1201 Lake Robbins Drive, The Woodlands, Texas 77380. All WES common and Class C unitholders of record as of the close of business on January 14, 2019, which is the record date for the special meeting, will be entitled to vote their units. The approval of the merger agreement and the transactions contemplated thereby requires the affirmative vote of at least a majority of the outstanding WES common and Class C units, voting together as a class, and as such, not voting will have the same effect as a vote against the merger.
Pursuant to the terms of the merger agreement, upon completion of the merger, WES unitholders (other than certain affiliates of WGP) will receive 1.525 common units of WGP for each common unit of WES they own.
WGP and WES expect the transaction to close during the first quarter of 2019, subject to certain closing conditions under the terms of the merger agreement, including receipt of the required approval by WES’s unitholders and the satisfaction of other customary closing conditions.
Important information about the merger and the special meeting of WES’s unitholders is included in the proxy statement/prospectus, which has been filed with the SEC and which will be mailed on or about January 28, 2019 to all WES unitholders as of the record date. WES unitholders whose units are held in “street name” by a bank, broker or other nominee will receive instructions from the bank, broker or other nominee that they must follow in order to have their WES units voted. Most brokers offer the ability for unitholders to submit voting instructions by mail by completing a voting instruction card, by telephone and via the internet. Any unitholders holding WES units in “street name” should instruct their bank, broker or other nominee to vote their units as soon as practicable to ensure that such units are voted at the special meeting.
WES unitholders and their brokers who have questions about the merger or the special meeting, or desire additional copies of the proxy statement/prospectus or additional proxy cards or voting instruction forms should contact Morrow Sodali LLC, WES’s proxy solicitor, at: Morrow Sodali, toll free for unitholders at (800) 662-5200, and for brokers at (203) 658-9400.

About Western Gas
Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation (“Anadarko”) to acquire, own, develop and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas and New Mexico, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids (“NGLs”) and crude oil; and gathering and disposing of produced water for Anadarko, as well as for third-party customers. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs and condensate on behalf of itself and as agent for its customers under certain of its contracts.

Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP, Western Gas Equity Partners, LP, and Western Gas Flash Feed updates, please visit www.westerngas.com.

Important Information for Investors and Unitholders
This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger agreement and the transactions contemplated thereby (the “Simplification Transaction”), WGP filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4, which includes a prospectus of WGP and a proxy statement of WES.  WES and WGP also plan to file other documents with the Commission regarding the proposed Simplification Transaction. WES will commence mailing a definitive proxy statement/prospectus to the unitholders of WES on or about January 28, 2019. INVESTORS AND UNITHOLDERS OF WES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED SIMPLIFICATION TRANSACTION THAT HAVE BEEN OR WILL BE FILED WITH THE COMMISSION CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SIMPLIFICATION TRANSACTION. Investors

and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about WES and WGP from the Commission, through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with the Commission by WES and WGP will be available free of charge on their internet website at www.westerngas.com or by contacting their Investor Relations Department at 832-636-6000.

Participants in the Solicitation
WES, WGP, their respective general partners and their respective general partners’ respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of WES in connection with the proposed Simplification Transaction. Information about the directors and executive officers of WES is set forth in WES’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Information about the directors and executive officers of WGP is set forth in WGP’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available. Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements
This news release contains forward-looking statements. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future market demand, future benefits to unitholders, future economic and industry conditions, the proposed Simplification Transaction (including its benefits, results, effects and timing) and whether and when the Simplification Transaction will be consummated, are forward-looking statements within the meaning of federal securities laws. WES, WGP and their respective general partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct.

A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. Such factors include, but are not limited to:  the failure of the unitholders of WES to approve the proposed Simplification Transaction; the risk that the conditions to the closing of the proposed Simplification Transaction are not satisfied; the risk that regulatory approvals required for the proposed Simplification Transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Simplification Transaction; uncertainties as to the timing of the proposed Simplification Transaction; competitive responses to the proposed Simplification Transaction; the inability to obtain or delay in obtaining cost savings and synergies from the proposed Simplification Transaction; unexpected costs, charges or expenses resulting from the proposed Simplification Transaction; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of WGP following completion of the proposed Simplification Transaction; and any changes in general economic and/or industry specific conditions.

WES and WGP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in WES’s and WGP’s most recently filed Annual Reports on Form

10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Commission filings, which are available at the Commission’s website, http://www.sec.gov.  All subsequent written and oral forward-looking statements concerning WES, WGP, the proposed Simplification Transaction or other matters attributable to WES and WGP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Each forward-looking statement speaks only as of the date of the particular statement. Except as required by law, WES, WGP and their respective general partners undertake no obligation to publicly update or revise any forward-looking statements.

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Western Gas Contacts
Jack Spinks
Manager, Investor Relations
jack.spinks@anadarko.com
832.636.6000